EXECUTION VERSION

FIFTH AMENDMENT
TO CREDIT AGREEMENT
This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is entered into as of December 22, 2017 but with an effective date as of September 29, 2017 (the “Effective Date”), by and among STONEMOR OPERATING LLC, a Delaware limited liability company (the “Administrative Borrower”), the other Borrowers party hereto, the Lenders party hereto and CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).
WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent entered into that certain Credit Agreement dated as of August 4, 2016 (as amended by that certain First Amendment to Credit Agreement dated as of March 15, 2017, that certain Second Amendment and Limited Waiver to Credit Agreement dated as of July 26, 2017, that certain Third Amendment and Limited Waiver to Credit Agreement dated as of August 16, 2017 and that certain Fourth Amendment to Credit Agreement dated as of September 29, 2017 (the “Fourth Amendment”), and as may be further amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement), whereby the Lenders have extended credit to the Borrowers in the form of a revolving credit facility on the terms and subject to the conditions described therein;
WHEREAS, the Administrative Borrower and the Administrative Agent have jointly identified an error in the Credit Agreement relating to the first fiscal quarter with respect to which the Minimum Consolidated Fixed Charge Coverage Ratio covenant in Section 6.12(c) of the Credit Agreement (the “FCCR Covenant”) is to be tested;
WHEREAS, pursuant to the terms of the Fourth Amendment, the FCCR Covenant was added to the Credit Agreement and it was the intention of the parties that the FCCR Covenant would first be tested for the fiscal quarter ending December 31, 2017, rather than September 30, 2017; and
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders, and the Administrative Agent and the Lenders party hereto have agreed to, modify the Credit Agreement to correct this error subject to the terms and conditions as set forth in this Amendment.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:
1.    Amendments to the Credit Agreement. As of the Effective Date, Section 6.12(c) of the Credit Agreement is hereby amended by deleting the reference to “September 30, 2017” and replacing it with “December 31, 2017”.
2.    Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:
(a)    receipt by the Administrative Agent of a copy of this Amendment, duly executed and delivered by the Borrowers and the Required Lenders;
(b)    receipt by the Administrative Agent of a copy of the attached Reaffirmation of Guaranty, duly executed and delivered by each Guarantor;
(c)    the truth and accuracy of the representations and warranties contained in Section 4 of this Amendment; and

Fifth Amendment– StoneMor Operating LLC
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(d)    receipt by the Administrative Agent of all fees and expenses due and payable on or before the Effective Date.
3.    Reaffirmation. Each Borrower hereby (a) ratifies and reaffirms all of its respective payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (b) ratifies and reaffirms each grant of a Lien on its property made pursuant to the Loan Documents and confirms that such Liens continue to secure the Secured Obligations under the Loan Documents, subject to the terms thereof.
4.    Representations, Warranties, Covenants and Acknowledgments. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby:
(a)    represents and warrants that (i) as of the Effective Date, the representations and warranties of such Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date; provided, that to the extent any such representation or warranty specifically refers to an earlier date, such representation and warranty was true and correct in all material respects on and as of such earlier date; provided, further, that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” or similar language was true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (ii) as of the Effective Date, no Default or Event of Default has occurred and is continuing, (iii) the execution and delivery of this Amendment is within each Borrower’s organizational powers and has been duly authorized by all necessary organizational actions and, if required, actions by equity holders and (iv) this Amendment has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    acknowledges and agrees that (i) this Amendment is not intended, and should not be construed, except as expressly set forth herein, as an amendment of, or any kind of waiver or consent related to, the Credit Agreement or the other Loan Documents, (ii) this Amendment shall not represent an amendment, consent, or waiver related to any future actions of any Borrower or any Subsidiary and (iii) the Administrative Agent and each Lender reserves all of their respective rights pursuant to the Credit Agreement and the other Loan Documents;
(c)    further acknowledges and agrees that the Administrative Agent’s and the Lenders’ agreement to consent to the modifications to the Credit Agreement addressed in this Amendment, do not and shall not create (nor shall any Borrower or any Subsidiary rely upon the existence of or claim or assert that there exists) any obligation of the Administrative Agent or any Lender to consider or agree to any further amendments, waivers or consents and, in the event that the Administrative Agent or any Lender subsequently agrees to consider any further amendments, waivers or consents, neither this Amendment nor any other conduct of the Administrative Agent or any Lender shall be of any force or effect on the Administrative Agent’s or any Lender’s consideration or decision with respect to any such requested amendment, waiver or consent;
(d)    further acknowledges and agrees that this Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement and the other Loan Documents; and
(e)    further acknowledges and agrees that, after giving effect to this Amendment, no right of offset, recoupment, defense, counterclaim, claim, cause of action or objection in favor of

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any Borrower against the Administrative Agent or any Lender exists as of the Effective Date arising out of or with respect to this Amendment, the Credit Agreement or any other Loan Document.
5.    Effect of Amendment; Effect of Non-Compliance. This Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment is a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. To the extent any representation or warranty made in this Amendment shall be untrue in any material respect (without duplication of any materiality qualifier) or if any Borrower fail to timely satisfy any of the conditions listed above to the satisfaction of the Administrative Agent, in its sole discretion, such occurrence shall be deemed an Event of Default pursuant to the terms of the Credit Agreement and other Loan Documents.
6.    Release; Indemnitees.
(a)    In further consideration of the execution of this Amendment by the Administrative Agent and each Lender, each Borrower, individually and on behalf of its successors (including, without limitation, any trustees acting on behalf of such Borrower and any debtor-in-possession with respect to such Borrower), assigns, subsidiaries and Affiliates, hereby forever releases the Administrative Agent, each Lender and their respective successors, assigns, parents, subsidiaries, Affiliates, officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, whether known or unknown, matured or unmatured, fixed or contingent (collectively, “Claims”) that such Borrower may have against the Releasees which arise from or relate to any actions which the Releasees may have taken or omitted to take in connection with the Credit Agreement or the other Loan Documents prior to the Effective Date, including, without limitation, with respect to the Obligations, any Collateral, the Credit Agreement, any other Loan Document and any third parties liable in whole or in part for the Obligations. This provision shall survive and continue in full force and effect whether or not each Borrower shall satisfy all other provisions of this Amendment, the Loan Documents or the Credit Agreement, including payment in full of all Obligations.
(b)    Each Borrower hereby further agrees to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of any Borrower or any parent, Subsidiary or Affiliate of any Borrower, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statutes, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Amendment, the Credit Agreement and the other Loan Documents.

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7.    Miscellaneous.
(a)    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to the terms of Section 2 of this Amendment, this Amendment shall become effective when it shall have been executed by the Borrower, the Administrative Agent and the Required Lenders and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto, the Lenders and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(b)    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
(c)    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
(d)    Jurisdiction. Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan, and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against any Borrower or its properties in the courts of any jurisdiction.

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(e)    Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in Section 7(d). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(f)    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (1) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7(f).
(g)    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
Administrative Borrower:

STONEMOR OPERATING LLC

By:    /s/ Mark L. Miller
Name:     Mark L. Miller
Title:    Chief Financial Officer and Senior Vice President
Partnership:

STONEMOR PARTNERS L.P.
By: STONEMOR GP LLC, as its General Partner

By:    /s/ Mark L. Miller
Name:     Mark L. Miller
Title:    Chief Financial Officer and Senior Vice President

Signature Page to Fifth Amendment
[StoneMor Operating LLC]

Alleghany Memorial Park Subsidiary, Inc.
Altavista Memorial Park Subsidiary, Inc.
Arlington Development Company
Augusta Memorial Park Perpetual Care Company
Birchlawn Burial Park Subsidiary, Inc.
Bronswood Cemetery, Inc.
Cedar Hill Funeral Home, Inc.
Cemetery Investments Subsidiary, Inc.
Chapel Hill Associates, Inc.
Chapel Hill Funeral Home, Inc.
Columbia Memorial Park Subsidiary, Inc.
Cornerstone Family Insurance Services, Inc.
Cornerstone Family Services of New Jersey, Inc.
Cornerstone Family Services of West Virginia Subsidiary, Inc.
Covenant Acquisition Subsidiary, Inc.
Covington Memorial Funeral Home, Inc.
Covington Memorial Gardens, Inc.
Eloise B. Kyper Funeral Home, Inc.
Forest Lawn Gardens, Inc.
Forest Lawn Memory Gardens, Inc.
Forest Lawn Memorial Chapel, Inc.
Glen Haven Memorial Park Subsidiary, Inc.
Henry Memorial Park Subsidiary, Inc.
KIRIS Subsidiary, Inc.
Kirk & Nice, Inc.
Kirk & Nice Suburban Chapel, Inc.
Lakewood/Hamilton Cemetery Subsidiary, Inc.
Lakewood Memory Gardens South Subsidiary, Inc.
Laurel Hill Memorial Park Subsidiary, Inc.
Laurelwood Holding Company
Legacy Estates, Inc.
Loewen [Virginia] Subsidiary, Inc.
Lorraine Park Cemetery Subsidiary, Inc.

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President

Signature Page to Fifth Amendment
[StoneMor Operating LLC]

Modern Park Development Subsidiary, Inc.
Oak Hill Cemetery Subsidiary, Inc.
Osiris Holding Finance Company
Osiris Holding of Maryland Subsidiary, Inc.
Osiris Holding of Rhode Island Subsidiary, Inc.
Osiris Management, Inc.
Osiris Telemarketing Corp.
Perpetual Gardens.Com, Inc.
Prince George Cemetery Corporation
PVD Acquisitions Subsidiary, Inc.
Rockbridge Memorial Gardens Subsidiary Company
Rose Lawn Cemeteries Subsidiary, Incorporated
Roselawn Development Subsidiary Corporation
Russell Memorial Cemetery Subsidiary, Inc.
Shenandoah Memorial Park Subsidiary, Inc.
Sierra View Memorial Park
Southern Memorial Sales Subsidiary, Inc.
Springhill Memory Gardens Subsidiary, Inc.
Stephen R. Haky Funeral Home, Inc.
Star City Memorial Sales Subsidiary, Inc.
Stitham Subsidiary, Incorporated
StoneMor Alabama Subsidiary, Inc.
StoneMor California, Inc.
StoneMor California Subsidiary, Inc.
StoneMor Georgia Subsidiary, Inc.
StoneMor Hawaii Subsidiary, Inc.
StoneMor North Carolina Funeral Services, Inc.
StoneMor Ohio Subsidiary, Inc.
StoneMor Puerto Rico Cemetery and Funeral, Inc.
StoneMor Tennessee Subsidiary, Inc.
StoneMor Washington, Inc.
Sunset Memorial Gardens Subsidiary, Inc.
Sunset Memorial Park Subsidiary, Inc.
Temple Hill Subsidiary Corporation
The Valhalla Cemetery Subsidiary Corporation
Virginia Memorial Service Subsidiary Corporation
W N C Subsidiary, Inc.
Wicomico Memorial Parks Subsidiary, Inc.
Willowbrook Management Corp.

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President

Signature Page to Fifth Amendment
[StoneMor Operating LLC]

Alleghany Memorial Park LLC
Altavista Memorial Park LLC
Birchlawn Burial Park LLC
CMS West LLC
CMS West Subsidiary LLC
Cemetery Investments LLC
Cemetery Management Services, L.L.C.
Cemetery Management Services of Ohio, L.L.C.
Columbia Memorial Park LLC
Cornerstone Family Services of West Virginia LLC
Cornerstone Funeral and Cremation Services LLC
Covenant Acquisition LLC
Glen Haven Memorial Park LLC
Henlopen Memorial Park LLC
Henlopen Memorial Park Subsidiary LLC
Henry Memorial Park LLC
Juniata Memorial Park LLC
KIRIS LLC
Lakewood/Hamilton Cemetery LLC
Lakewood Memory Gardens South LLC
Laurel Hill Memorial Park LLC
Loewen [Virginia] LLC
Lorraine Park Cemetery LLC
Modern Park Development LLC
Oak Hill Cemetery LLC
Osiris Holding of Maryland LLC
Osiris Holding of Pennsylvania LLC
Osiris Holding of Rhode Island LLC
Plymouth Warehouse Facilities LLC
PVD Acquisitions LLC
Rolling Green Memorial Park LLC
Rockbridge Memorial Gardens LLC
Rose Lawn Cemeteries LLC
Roselawn Development LLC
Russell Memorial Cemetery LLC
Shenandoah Memorial Park LLC
Southern Memorial Sales LLC
Springhill Memory Gardens LLC
Star City Memorial Sales LLC
Stitham LLC

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President

Signature Page to Fifth Amendment
[StoneMor Operating LLC]

StoneMor Alabama LLC
StoneMor Arkansas Subsidiary LLC
StoneMor Cemetery Products LLC
StoneMor Colorado LLC
StoneMor Colorado Subsidiary LLC
StoneMor Georgia LLC
StoneMor Hawaiian Joint Venture Group LLC
StoneMor Hawaii LLC
StoneMor Holding of Pennsylvania LLC
StoneMor Illinois LLC
StoneMor Illinois Subsidiary LLC
StoneMor Indiana LLC
StoneMor Indiana Subsidiary LLC
StoneMor Iowa LLC
StoneMor Iowa Subsidiary LLC
StoneMor Kansas LLC
StoneMor Kansas Subsidiary LLC
StoneMor Kentucky LLC
StoneMor Kentucky Subsidiary LLC
StoneMor Michigan LLC
StoneMor Michigan Subsidiary LLC
StoneMor Mississippi LLC
StoneMor Mississippi Subsidiary LLC
StoneMor Missouri LLC
StoneMor Missouri Subsidiary LLC
StoneMor North Carolina LLC
StoneMor North Carolina Subsidiary LLC
StoneMor Ohio LLC
StoneMor Oklahoma LLC
StoneMor Oklahoma Subsidiary LLC
StoneMor Oregon LLC
StoneMor Oregon Subsidiary LLC
StoneMor Pennsylvania LLC
StoneMor Pennsylvania Subsidiary LLC
StoneMor Puerto Rico LLC
StoneMor Puerto Rico Subsidiary LLC
StoneMor South Carolina LLC
StoneMor South Carolina Subsidiary LLC
StoneMor Washington Subsidiary LLC
StoneMor Wisconsin LLC
StoneMor Wisconsin Subsidiary LLC

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President

Signature Page to Fifth Amendment
[StoneMor Operating LLC]

Sunset Memorial Gardens LLC
Sunset Memorial Park LLC
Temple Hill LLC
The Valhalla Cemetery Company LLC
Tioga County Memorial Gardens LLC
Virginia Memorial Service LLC
WNCI LLC
Wicomico Memorial Parks LLC
Woodlawn Memorial Park Subsidiary LLC

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President

Signature Page to Fifth Amendment
[StoneMor Operating LLC]

Cornerstone Trust Management Services LLC

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President

Signature Page to Fifth Amendment
[StoneMor Operating LLC]

StoneMor Florida LLC
StoneMor Florida Subsidiary LLC

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President

Signature Page to Fifth Amendment
[StoneMor Operating LLC]

CAPITAL ONE, NATIONAL ASSOCIATION,
as the Administrative Agent

By:    /s/ Thomas Lawler
Name:    Thomas Lawler
Title:    Vice President

Signature Page to Fifth Amendment
[StoneMor Operating LLC]

CAPITAL ONE, NATIONAL ASSOCIATION
as a Lender

By:    /s/ Thomas Lawler
Name:    Thomas Lawler
Title:    Vice President

Signature Page to Fifth Amendment
[StoneMor Operating LLC]

Citizens Bank of Pennsylvania
as a Lender

By:    /s/ Dale R. Carr
Name:    Dale R. Carr
Title:    Senior Vice President

Signature Page to Fifth Amendment
[StoneMor Operating LLC]

JPMorgan Chase Bank, N.A.

By:    /s/ Daniel K. Reagle
Name:     Daniel K. Reagle
Title:    Authorized Officer

Signature Page to Fifth Amendment
[StoneMor Operating LLC]

Univest Bank and Trust Co
as a Lender

By:    /s/ Paul A. Pyfer
Name:     Paul A. Pyfer
Title:    S.V.P.

Signature Page to Fifth Amendment
[StoneMor Operating LLC]

REAFFIRMATION OF GUARANTY
December 22, 2017
In connection with that certain Credit Agreement dated as of August 4, 2016 (as amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement) by and among STONEMOR OPERATING LLC, a Delaware limited liability company (the “Administrative Borrower”), the other Borrowers party thereto, the LENDERS party thereto and CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), the undersigned entered into that certain Guaranty and Collateral Agreement dated as of August 4, 2016 or a supplement or joinder thereto (collectively, the “Guaranty Agreement”) for the benefit of the Administrative Agent and the other Secured Parties to guaranty the payment and performance of the Secured Obligations pursuant to the terms of the Guaranty Agreement.
The undersigned now hereby (i) acknowledges the terms of the attached Fifth Amendment dated as of the date hereof by and among the Administrative Borrower, the other Borrowers thereto, the Lenders party thereto and the Administrative Agent, (ii) ratifies and reaffirms all of its obligations, contingent or otherwise, under the Guaranty Agreement and each of the other Loan Documents to which it is a party and (iii) ratifies and reaffirms each grant of a Lien on its property made pursuant to the Loan Documents and confirms that such Liens continue to secure the Secured Obligations under the Loan Documents, subject to the terms thereof.
[remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation of Guaranty to be duly executed by their respective authorized officers as of the day and year first above written.

Partnership:

STONEMOR PARTNERS L.P.
By: STONEMOR GP LLC, as its General Partner

By:    /s/ Mark L. Miller
Name:     Mark L. Miller
Title:    Chief Financial Officer and Senior Vice President

Signature Page to Reaffirmation of Guaranty
[StoneMor Operating LLC]

Alleghany Memorial Park Subsidiary, Inc.
Altavista Memorial Park Subsidiary, Inc.
Arlington Development Company
Augusta Memorial Park Perpetual Care Company
Birchlawn Burial Park Subsidiary, Inc.
Bronswood Cemetery, Inc.
Cedar Hill Funeral Home, Inc.
Cemetery Investments Subsidiary, Inc.
Chapel Hill Associates, Inc.
Chapel Hill Funeral Home, Inc.
Columbia Memorial Park Subsidiary, Inc.
Cornerstone Family Insurance Services, Inc.
Cornerstone Family Services of New Jersey, Inc.
Cornerstone Family Services of West Virginia Subsidiary, Inc.
Covenant Acquisition Subsidiary, Inc.
Covington Memorial Funeral Home, Inc.
Covington Memorial Gardens, Inc.
Eloise B. Kyper Funeral Home, Inc.
Forest Lawn Gardens, Inc.
Forest Lawn Memory Gardens, Inc.
Forest Lawn Memorial Chapel, Inc.
Glen Haven Memorial Park Subsidiary, Inc.
Henry Memorial Park Subsidiary, Inc.
KIRIS Subsidiary, Inc.
Kirk & Nice, Inc.
Kirk & Nice Suburban Chapel, Inc.
Lakewood/Hamilton Cemetery Subsidiary, Inc.
Lakewood Memory Gardens South Subsidiary, Inc.
Laurel Hill Memorial Park Subsidiary, Inc.
Laurelwood Holding Company
Legacy Estates, Inc.
Loewen [Virginia] Subsidiary, Inc.
Lorraine Park Cemetery Subsidiary, Inc.

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President

Signature Page to Reaffirmation of Guaranty
[StoneMor Operating LLC]

Modern Park Development Subsidiary, Inc.
Oak Hill Cemetery Subsidiary, Inc.
Osiris Holding Finance Company
Osiris Holding of Maryland Subsidiary, Inc.
Osiris Holding of Rhode Island Subsidiary, Inc.
Osiris Management, Inc.
Osiris Telemarketing Corp.
Perpetual Gardens.Com, Inc.
Prince George Cemetery Corporation
PVD Acquisitions Subsidiary, Inc.
Rockbridge Memorial Gardens Subsidiary Company
Rose Lawn Cemeteries Subsidiary, Incorporated
Roselawn Development Subsidiary Corporation
Russell Memorial Cemetery Subsidiary, Inc.
Shenandoah Memorial Park Subsidiary, Inc.
Sierra View Memorial Park
Southern Memorial Sales Subsidiary, Inc.
Springhill Memory Gardens Subsidiary, Inc.
Stephen R. Haky Funeral Home, Inc.
Star City Memorial Sales Subsidiary, Inc.
Stitham Subsidiary, Incorporated
StoneMor Alabama Subsidiary, Inc.
StoneMor California, Inc.
StoneMor California Subsidiary, Inc.
StoneMor Georgia Subsidiary, Inc.
StoneMor Hawaii Subsidiary, Inc.
StoneMor North Carolina Funeral Services, Inc.
StoneMor Ohio Subsidiary, Inc.
StoneMor Puerto Rico Cemetery and Funeral, Inc.
StoneMor Tennessee Subsidiary, Inc.
StoneMor Washington, Inc.
Sunset Memorial Gardens Subsidiary, Inc.
Sunset Memorial Park Subsidiary, Inc.
Temple Hill Subsidiary Corporation
The Valhalla Cemetery Subsidiary Corporation
Virginia Memorial Service Subsidiary Corporation
W N C Subsidiary, Inc.
Wicomico Memorial Parks Subsidiary, Inc.
Willowbrook Management Corp.

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President

Signature Page to Reaffirmation of Guaranty
[StoneMor Operating LLC]

Alleghany Memorial Park LLC
Altavista Memorial Park LLC
Birchlawn Burial Park LLC
CMS West LLC
CMS West Subsidiary LLC
Cemetery Investments LLC
Cemetery Management Services, L.L.C.
Cemetery Management Services of Ohio, L.L.C.
Columbia Memorial Park LLC
Cornerstone Family Services of West Virginia LLC
Cornerstone Funeral and Cremation Services LLC
Covenant Acquisition LLC
Glen Haven Memorial Park LLC
Henlopen Memorial Park LLC
Henlopen Memorial Park Subsidiary LLC
Henry Memorial Park LLC
Juniata Memorial Park LLC
KIRIS LLC
Lakewood/Hamilton Cemetery LLC
Lakewood Memory Gardens South LLC
Laurel Hill Memorial Park LLC
Loewen [Virginia] LLC
Lorraine Park Cemetery LLC
Modern Park Development LLC
Oak Hill Cemetery LLC
Osiris Holding of Maryland LLC
Osiris Holding of Pennsylvania LLC
Osiris Holding of Rhode Island LLC
Plymouth Warehouse Facilities LLC
PVD Acquisitions LLC
Rolling Green Memorial Park LLC
Rockbridge Memorial Gardens LLC
Rose Lawn Cemeteries LLC
Roselawn Development LLC
Russell Memorial Cemetery LLC
Shenandoah Memorial Park LLC
Southern Memorial Sales LLC
Springhill Memory Gardens LLC
Star City Memorial Sales LLC
Stitham LLC

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President

Signature Page to Reaffirmation of Guaranty
[StoneMor Operating LLC]

StoneMor Alabama LLC
StoneMor Arkansas Subsidiary LLC
StoneMor Cemetery Products LLC
StoneMor Colorado LLC
StoneMor Colorado Subsidiary LLC
StoneMor Georgia LLC
StoneMor Hawaiian Joint Venture Group LLC
StoneMor Hawaii LLC
StoneMor Holding of Pennsylvania LLC
StoneMor Illinois LLC
StoneMor Illinois Subsidiary LLC
StoneMor Indiana LLC
StoneMor Indiana Subsidiary LLC
StoneMor Iowa LLC
StoneMor Iowa Subsidiary LLC
StoneMor Kansas LLC
StoneMor Kansas Subsidiary LLC
StoneMor Kentucky LLC
StoneMor Kentucky Subsidiary LLC
StoneMor Michigan LLC
StoneMor Michigan Subsidiary LLC
StoneMor Mississippi LLC
StoneMor Mississippi Subsidiary LLC
StoneMor Missouri LLC
StoneMor Missouri Subsidiary LLC
StoneMor North Carolina LLC
StoneMor North Carolina Subsidiary LLC
StoneMor Ohio LLC
StoneMor Oklahoma LLC
StoneMor Oklahoma Subsidiary LLC
StoneMor Oregon LLC
StoneMor Oregon Subsidiary LLC
StoneMor Pennsylvania LLC
StoneMor Pennsylvania Subsidiary LLC
StoneMor Puerto Rico LLC
StoneMor Puerto Rico Subsidiary LLC
StoneMor South Carolina LLC
StoneMor South Carolina Subsidiary LLC
StoneMor Washington Subsidiary LLC
StoneMor Wisconsin LLC
StoneMor Wisconsin Subsidiary LLC

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President

Signature Page to Reaffirmation of Guaranty
[StoneMor Operating LLC]

Sunset Memorial Gardens LLC
Sunset Memorial Park LLC
Temple Hill LLC
The Valhalla Cemetery Company LLC
Tioga County Memorial Gardens LLC
Virginia Memorial Service LLC
WNCI LLC
Wicomico Memorial Parks LLC
Woodlawn Memorial Park Subsidiary LLC

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President

Signature Page to Reaffirmation of Guaranty
[StoneMor Operating LLC]

Cornerstone Trust Management Services LLC

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President

Signature Page to Reaffirmation of Guaranty
[StoneMor Operating LLC]

StoneMor Florida LLC
StoneMor Florida Subsidiary LLC

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President

Signature Page to Reaffirmation of Guaranty
[StoneMor Operating LLC]